Containers and Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2015
Component of Containers and Fixed Assets, Net

The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net	$45,927
Net investment in direct financing and sales-type leases	2,317

$48,244

Containers
Component of Containers and Fixed Assets, Net

Containers, net at December 31, 2015 and 2014 consisted of the following:

	2015	2014
Containers	$4,508,404	$4,301,173
Less accumulated depreciation	(810,393)	(671,291)

Containers, net	$3,698,011	$3,629,882

Fixed Assets
Component of Containers and Fixed Assets, Net

Fixed assets, net at December 31, 2015 and 2014 consisted of the following:

	2015	2014
Computer equipment and software	$8,230	$7,255
Office furniture and equipment	1,456	1,429
Automobiles	41	43
Leasehold improvements	1,772	1,797

	11,499	10,524
Less accumulated depreciation	(9,836)	(9,139)

Fixed assets, net	$1,663	$1,385